Standard Form of Agreement Between Owner and
            Contractor where the basis of payment is a Stipulated Sum

                      AIA Document A101 - Electronic Format

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D40 I.

The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1915,  1918,  1925,  1937,  1951,  1958, 1961, 1962, 1967, 1974, 1977,
copyright 1987 the American Institute &Architects, 1735 New York Avenue, N.W., Washington, D.C., 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

AGREEMENT
made as of the 04 day of December in the year of Nineteen Hundred and 98

BETWEEN the Owner: Willow Green Partnership, LTD, c/o Howard Calhoun Hofacker & Associated, Inc., 888 Sixty Second Avenue North, St. Petersburg, FL 33702

and the Contractor: Irwin Contracting, Inc., 222 2nd Street North, St. Petersburg, FL 33701

The Project is:  Willow Greens units 2304-2305-2306-2307-2308-2401-2408,
1050 Starker Road, Largo, FL 33711

The Architect is:  N/A

The Owner and Contractor agree as set forth below.

AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.










                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #1

                                    ARTICLE 1
                             THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.

                                    ARTICLE 2
                            THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows: It shall be expressly understood by-all parties that this contract shall be for the completion of 7 units which were started by others. all others. All work shall be completed in a workmanship manner utilizing similar specifications and fini.qhes. There are no plans or written specifications and no Architect participation. Irwin Contracting, Inc. shall be directed solely by the owner or its authorized agent or representitive. Specific units shall include interior work in units 2304-2305-2306-2307-2308-2401-and 2408 only. All other units and all extrior work shall be specifically excluded. Work shall be specifically limited to items listed per attached Exhibit "A".l

                                    ARTICLE 3
                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (Insert the date of commencement, if it different the date of this Agreement, or, if applicable, state that the date will be fixed in a notice to proceed.)

     Date of Commencement shall be two days after receipt of signed contract and Notice to Proceed from owner or reciept of building permit whichever comes last.

     Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.

                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #2

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

    (Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

     120 days from Notice to Proceed.
     ________________________________

     , subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

                                    ARTICLE 4
                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Two Hundred Sixty Thousand Seventy Six Dollars ($ 260,076 ), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
     (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

4.3  Unit prices, if any, are as follows:

                                    ARTICLE 5
                                PROGRESS PAYMENTS
5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.
                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #3

5.3 Provided an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the Next month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 15 days after the Architect receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1. Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that ponion of the Work in the Schedule of Values, less retainage of percent ( 10 %). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of percent ( %); N/A

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:




AIA  DOCUMENT  Al01  OWNER-CONTRACTOR  AGREEMENT   TWELFTH  EDITION   AIA
COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.

                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #4

5.7.1Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to 0% percent (%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8  Reduction or limitation of retainage,  if any, shall be as follows:

     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

AIA DOCUMENT Al01 OWNER-CONTRACTOR  AGREEMENT TWELFTH EDITION AIA COPYRIGHT 1987
 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below. Electronic Format A101-1987 User Document:
OWNCNTRT.DOC -- 12/4/1998. AIA License Number 105356, which expires on 5/30/1999

                                    ARTICLE 6
                                  FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents




AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.

                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #5

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the ProJEct and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:

                                    ARTICLE 8
                            TERMINATION OR SUSPENSION

8.1

8.2 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                    ARTICLE 9
                        ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1The Agreement is this executed Standard Form of Agreement Between Owner and
     Contractor, AIA Document A 101, 1987 Edition.

9.1.2The General  Conditions  are the General  Conditions  of the  Contract  for
     Construction, AIA Document A201, 1987 Edition.

9.1.3The  Supplementary and other Conditions of the Contract are those contained in the Project Manual dated, and are as follows:
          Document               Title                Pages
          N/A

9.1.4The  Specifications  are those  contained in the Project Manual dated as in
     Subparagraph 9.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)
          Document               Title                Pages
          N/A


AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.

                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #6

9.1.5The  Drawings  are as follows,  and are dated  unless a  different  date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)
          Number                 Date
          N/A

9.1.6 The addenda, if any, are as follows: Number N/A Pages

     Date                                               Pages

     Portions of addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 9.

9.1.7Other documents, if any, forming part of the Contract Documents are as follows: (List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.) Exhibit "A" Attached

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

Willow Green Partnership                           Irwin Contracting, Inc.
OWNER, Howard Calhoun, Receiver                    /s/Innes H. Irwin, President
                                                   _____________________________
                                                   (Signature)
                                                    Innes H. Irwin, President
                                                   (Printed name and title)
Original Price:     $311,868
1)  Delete all monies allowed for cabinets    $ 23,268
2)  Delete all monies allowed for appliances  $ 11,900
3)  Delete all monies for carpet              $ 16,624
Revised Price Please note: $   260,076

1) Since the completion of our Plumbing Contract is dependent on prompt delivery of cabinets, any extra trips caused by delay of cabinets will be charged at a time and material rate. Cabinet company should be Contracted to build units at once and a 10 day prior delivery will be given.

2) Monies for 'VCT flooring and ceramic tile for the tub and shower floors and walls are still in our Contract.

AIA DOCUMENT Al01 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o COPYRIGHT 1987 (degree) THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date &expiration as noted below.

                                                  EElectronic  Format  A101-1987
User  Document:  OWNCNTRT.DOC  -- 12/4/1998.  AIA License Number 105356, which
expires on 5/30/1999 --               Page #7

CHANGE ORDER                        AIA DOCUMENT G701 -

OWNER                                    [   ]
ARCHITECT                                [   ]
CONTRACTOR                               [   ]
FIELD                                    [   ]
OTHER                                    [   ]

ELECTRONIC FORMAT


--------------------------------------------------------------------------------
THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA

DOCUMENT D401.
-------------------------------------------------------------------------------
PROJECT:  WILLOW GREEN TOWNHOMES, 1050 STARKEY ROAD, LARGO, FL

TO CONTRACTOR: IRWIN CONTRACTING, INC., 222 SECOND STREET NORTH,
               ST. PETERSBURG, FL 33701

The Contract is changed as follows:

CHANGE ORDER NUMBER
DATE: NOVEMBER 27, 1998
ARCHITECT'S PROJECT NO: 9845

CONTRACT DATE:

CONTRACT FOR:


1. ADDITIONAL HARDWARE REQUIRED FOR COMPLETION OF UNITS 2302, 2303, 2406, AND 2504. $ 802

2.   UPGRADE CERAMIC TILE FLOORING UNIT 2504. 1,876

3.   REMOVE AND REPLACE CONCRETE IN KITCHEN AREA OF 2406. 144

4.   ADDITIONAL WORK FOR 2406 4,514

     A)   CONCRETE SLAB IN BACK YARD.

     B)   INSTALL 55 LF OF 2 PIECE CROWN MOLDING IN MASTER BEDROOM

     C) REMOVE AND REPLACE BOTTOM OF STAIRS, PROVIDE 36" LANDING AND ONE ADDITIONAL STEP AWAY FROM WALL, AND FRAME KNEE WALL.

     D)   REMOVE AND REPLACE BASE AT NEW STAIR CONFIGURATION

     E)   INSTALL 2 PIECES OF FLUTED TRIM IN DINING ROOM

     F.)  CUT OPEN SECOND FLOOR PLYWOOD TO RELOCATE DINING ROOM LIGHT.

      TOTAL C/O # 1 $ 7,336

-------------------------------------------------------------------------------

NOT VALID UNTIL SIGNED BY THE OWNER, ARCHITECT AND CONTRACTOR.

The original (Contract Sum) (Guaranteed maximum Price) was
$104,149

Net  change  by  previously  authorized  Change  Orders $ 0

The (Contract Sum)(Guaranteed Maximum Price) prior to this Change Order was $104.149

The (Contract Sum) (Guaranteed Maximum Price) will be (increased) (decreased) (unchanged) by this Change Order in the amount of $ 7,336

The new (Contract Sum)(Guaranteed Maximum Price) including this Change Order will be $ 111,485

The Contract Time will be (increased) (decreased) (unchanged) by N/A ( N/A ) days.

The Date of Substantial Completion as of the date of this Change Order therefore is N/A

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed maximum Price which have been authorized by Construction Change Directive.

ARCHITECT:
N/A

Address:
N/A

BY: ________________________________

DATE:_______________________________

CONTRACTOR
IRWIN CONTRACTING, INC.

Address:
222 SECOND STREET NORTH
ST. PETERSBURG, FL 33701

BY: ________________________________
DATE: ______________________________

OWNER:
WILLOW GREEN PARTNERSHIP, LTD.

Address: 888 SIXTY SECOND AVENUE NORTH ST. PETERSBURG, FL 33702

BY: ______________________
DATE:_____________________